GABELLI 787 FUND, INC.

Gabelli Enterprise Mergers and Acquisitions Fund

THE GABELLI ASSET FUND

COMSTOCK FUNDS, INC.

Comstock Capital Value Fund

THE GABELLI DIVIDEND GROWTH FUND

GABELLI EQUITY SERIES FUNDS, INC.

The Gabelli Small Cap Growth Fund

The Gabelli Equity Income Fund

The Gabelli Focus Five Fund

The Gabelli Financial Services Fund

GAMCO GLOBAL SERIES FUNDS, INC.

The Gabelli Global Content and Connectivity Fund

The GAMCO Global Growth Fund

The Gabelli International Small Cap Fund

The Gabelli Global Rising Income and Dividend Fund

Gabelli Global Mini Mites Fund

GABELLI GOLD FUND, INC.

GAMCO INTERNATIONAL GROWTH FUND, INC.

THE GAMCO GROWTH FUND

GABELLI ESG FUND, INC.

THE GABELLI UTILITIES FUND

THE GABELLI VALUE 25 FUND INC.

THE TETON WESTWOOD FUNDS

TETON Westwood Equity Fund

TETON Westwood Balanced Fund

TETON Westwood SmallCap Equity Fund

TETON Westwood Mighty Mites Fund

TETON Convertible Securities Fund

TETON Westwood Intermediate Bond Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated June 27, 2019, to each Fund’s Statutory Prospectus

This supplement is added to the end of the Appendix A (“Sales Charge Reductions and Waivers Available through Certain Intermediaries”), which has been incorporated by reference into each Fund’s statutory prospectus (the “Prospectus”). Unless otherwise indicated, all other information included in each Fund’s Prospectus, or any previous supplements thereto, that is not inconsistent with the information set forth in this supplement remains unchanged. Capitalized terms not otherwise defined in this supplement have the same meaning as in the Prospectus.

Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”)

Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.

Front-end sales load waivers on Class A shares available at Raymond James

•	Shares purchased in an investment advisory program.
•	Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

•

A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A and C shares available at Raymond James

•	Death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
•	Return of excess contributions from an IRA Account.
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the fund’s prospectus.
•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
•	Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, rights of accumulation, and/or letters of intent

•	Breakpoints as described in this prospectus.
•

Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

•

Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Shareholders should retain this Supplement for future reference.